SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2007


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


           Nevada                    000-21640               88-0136443
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 (State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                   89102
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 8.01.  OTHER EVENTS

     On February 23, 2007, the United States District Court for the District of Columbia issued a decision in favor of the Gun Lake Tribe ("Gun Lake") and the United States Department of Interior ("DOI") and dismissed the lawsuit filed by Michigan Gambling Opposition ("MichGO") against the DOI and officials of the DOI. MichGO's complaint sought injunctive and declaratory relief against the DOI as a result of the DOI's determination to take certain land into trust for the benefit of Gun Lake. The District Court determined that there were no facts which would entitle MichGO to any relief on the four issues raised in its complaint and, therefore, granted the DOI and Gun Lake's motions to dismiss or, in the alternative, for summary judgment. Unless the District Court's decision is appealed and a stay is granted pending such appeal, the DOI is free to take the land into trust, which is necessary for Gun Lake to commence construction of its proposed gaming facility. It is anticipated that MichGO will appeal the District Court's decision and seek a stay pending appeal. No assurances can be provided as to the outcome of this litigation. The timing and feasibility of the project are dependent upon the receipt of the necessary governmental and regulatory approvals. We plan to continue contributing significant financial support to the project, even though there can be no assurances as to when or if the necessary approvals will be obtained.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Station Casinos, Inc.



Date:  February 28, 2007           By:   /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer